U.S. SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 8, 2005
                                                         --------------


                                GREATBATCH, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)



           Delaware                    1-16137                  16-1531026
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                      Identification No.)




  9645 Wehrle Drive, Clarence, New York                      14031
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 (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                           --------------


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.  Results of Operations and Financial Condition

                  On August 9, 2005, Greatbatch, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter ended July 1, 2005. A copy of the release is furnished with this report as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

                  The information contained in this report under Item 2.02 is being furnished and shall not be deemed filed for purposes of
                  Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this report under Item 2.02 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                  On August 8, 2005, Thomas J. Mazza was promoted to Senior Vice President and Chief Financial Officer. Mr. Mazza, age 51, has been the Company's interim Chief Financial Officer since June 13, 2005 and Vice-President and Corporate Controller since November 2003. Prior to employment at the Company, Mr. Mazza had a twenty-five (25) year career with Foster Wheeler, in Clinton, New Jersey, which culminated with him holding the position of Vice President, Financial Systems.

                  Mr. Mazza does not have an employment agreement with the Company.

                  On August 8, 2005, the company issued a press release to announce Mr. Mazza's appointment. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated in this report by reference.



Item 9.01.  Financial Statements and Exhibits

                  (c) Exhibits

                  99.1 Press Release dated August 9, 2005.

                  99.2 Press Release dated August 8, 2005.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 9, 2005                  GREATBATCH, INC.

                                       By: /s/ Thomas J. Mazza
                                           -------------------------
                                           Thomas J. Mazza
                                           Senior Vice President and
                                           Chief Financial Officer



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EXHIBIT
NUMBER     DESCRIPTION
-------    -------------
99.1        Press Release of Greatbatch, Inc. dated August 9, 2005.

99.2        Press Release of Greatbatch, Inc. dated August 8, 2005.